SUMMARY PROSPECTUS | July 13, 2011

IndexIQ ETF Trust

IQ Emerging Markets Mid Cap ETF

EMER

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s full prospectus, which contains more information about the fund and its risks. The fund’s full prospectus dated May 23, 2011 and statement of additional information dated May 23, 2011 and most recent annual report to shareholders, dated April 30, 2011, are all incorporated by reference into this summary prospectus. All this information may be obtained at no cost either: online at indexiq.com/education.html; by calling IndexIQ Funds at 888-934-0777 or by sending an email request to info@indexiq.com.

EMER LISTED ON NYSE ARCA | CUSIP # 45409B 644

IQ EMERGING MARKETS MID CAP ETF

INVESTMENT OBJECTIVE

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Emerging Markets Mid Cap Index (the “Underlying Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares on a national securities exchange, national securities association or over-the-counter trading system where Shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table set forth below.

Shareholder Fees (fees paid directly from your investment):

No shareholder fees are levied by the Fund for purchases and sales made on the Secondary Market.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.75%
Distribution and/or Service (12b-1) Fees(a)	0.00%
Other Expenses(b)	0.00%
Total Annual Fund Operating Expenses	0.75%

(a)

The Fund has adopted a Service and Distribution Plan pursuant to which the Fund may bear a Rule 12b-1 fee not to exceed 0.10% per annum of the Fund’s average daily net assets. The Trust’s Board of Trustees has resolved not to authorize the payment of Rule 12b-1 fees prior to June 30, 2012.

(b)	The Fund has not yet commenced operations and Other Expenses are based on estimated amounts for the current fiscal year.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$77	$241

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund had not yet commenced operations.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index, which was developed by Financial Development Holdco LLC (“IndexIQ”), the parent company of IndexIQ Advisors LLC, the Fund’s investment advisor (the “Advisor”). The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Underlying Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Underlying Index as a whole. The Fund uses American depositary receipts, European depositary receipts and Global depositary receipts when, in the discretion of the Advisor, the use of such securities is warranted for liquidity, pricing, timing or other reasons.

The Underlying Index is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of the mid capitalization sector of publicly traded companies domiciled and primarily listed on an exchange in the emerging markets. The emerging markets generally include less developed markets in the Americas, Europe, Asia, and Africa/Middle East.

The components of the Underlying Index (the “Underlying Index Components”) that are eligible for inclusion in the Underlying Index include the following characteristics, measured as of each annual reconstitution date:

  Issuer domiciled in an emerging market;

  Primary stock exchange listing in an emerging market;

  Minimum average market capitalization of $500 million for the prior 90 days and as of the annual rebalance date;

  Average market capitalization in the range between the top 85% and top 70% (the “Market Cap Ceiling”) ranking of companies in the emerging markets based on market capitalization for the prior 90 days;

  Minimum average daily trading volume of at least $1 million for the prior 90 days; and

  Minimum monthly volume of 250,000 shares each month over the prior six months.

Securities of issuers with recent stock exchange listings (i.e., recent initial public offerings) may be added to the Underlying Index on an annual basis, provided that the companies meet all eligibility criteria and have been trading for more than ten trading days.

The Underlying Index Components are selected and weighted annually in connection with the reconstitution of the Underlying Index.

As of March 31, 2011, the United States (“U.S.”) dollar-denominated market capitalizations of the Underlying Index Components ranged from approximately $1.6 billion to approximately $3.6 billion.

The Fund will invest at least 80% of its total assets in securities of the Underlying Index or depository receipts based on the securities of the Underlying Index. For additional information about the Fund’s principal investment strategies, see “Additional Description of the Principal Strategies of the Funds.”

PRINCIPAL RISKS

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk and the Fund does not represent a complete investment program. Therefore, you should consider carefully the following risks before investing in the Fund. A more complete discussion of Principal Risks is included under “Additional Description of the Principal Risks of the Funds.”

Index Risk

The performance of the Underlying Index and the Fund may deviate from that of the sector the Underlying Index seeks to track due to changes that are reflected in the sector more quickly than the quarterly rebalancing process can track.

Tracking Error Risk

Although the Fund attempts to track the performance of its Underlying Index, the Fund may not be able to duplicate its exact composition or return for any number of reasons.

Foreign Securities Risk

The Fund invests in the securities of non-U.S. issuers, which securities involve risks beyond those associated with investments in U.S. securities.

Emerging Markets Risk

The Fund is expected to invest in securities in emerging market countries, which may be subject to a greater risk of loss than investments in developed markets.

Mid Capitalization Companies Risk

The Fund invests in the securities of mid capitalization companies, the value of which may be more volatile than those of larger companies.

Foreign Securities Valuation Risk

To the extent the Fund calculates its NAV based on fair value prices and the value of the Underlying Index is based on the securities’ closing price in emerging markets (i.e., the value of the Underlying Index is not based on fair value prices), the valuation of the Fund’s NAV may deviate from the calculation of the Underlying Index.

Currency Risk

The Fund will invest in securities denominated in the currencies of emerging market countries and much of the income received by the Fund will be in the currencies of such countries, but the Underlying Index and the Fund’s NAV will be calculated in U.S. dollars. Furthermore the Fund may convert cash in U.S. dollars to the currencies of the relevant emerging market countries to purchase securities. Both the Fund’s ability to track the Underlying Index and Fund returns in general may be adversely impacted by changes in currency exchange rates.

Risk of Investing in Depositary Receipts

The Fund may invest in depositary receipts, including certain unsponsored depositary receipts. Both sponsored and unsponsored depositary receipts involve risk not experienced when investing directly in the equity securities of an issuer.

Custody Risk

The Fund invests in securities markets that are less developed than those in the U.S., which may expose the Fund to risks in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Risk of Cash Transactions

Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect all creations and redemptions in a significant proportion for cash, rather than in-kind securities, thereby potentially subjecting shareholders to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Additionally, the purchase or sale of foreign securities upon a creation or to facilitate a redemption, as applicable, may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes.

Market Risk

The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably.

Sampling Management Risk

Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index or from the sampling strategy used to track the Underlying Index.

Non-Diversified Risk

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”) and is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest its assets in a smaller number of issuers or may invest larger proportions of its assets in a single industry within the industries that comprise the Underlying Index.

Concentration Risk

To the extent that the Fund’s investments are concentrated in a particular country, market, industry or asset class, the Fund will be susceptible to loss due to adverse occurrences affecting that country, market, industry or asset class.

New Fund Risk

The Fund is a new fund. As a new fund, there can be no assurance that it will grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels or it could ultimately liquidate.

Trading Price Risk

Although it is expected that generally the market price of the Shares will approximate the Fund’s NAV, there may be times when the market price in the Secondary Market and the NAV vary significantly.

Management Risk

The strategy used by the Advisor to match the performance of the Underlying Index may fail to produce the intended results.

PERFORMANCE INFORMATION

As of the date of this summary prospectus, the Fund has not yet commenced operations and therefore does not report its performance information.

INVESTMENT ADVISOR

IndexIQ Advisors LLC (the “Advisor”) is the investment advisor to the Fund.

PORTFOLIO MANAGER

Julie Abbett is Senior Vice President and Head of Portfolio Management for the Advisor. Ms. Abbett has served as portfolio manager of the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at net asset value (“NAV”), only in blocks of 50,000 Shares or whole multiples thereof (“Creation Units”). The Fund’s Creation Units are issued and redeemed in return for a basket of assets that the Fund specifies each day, which is anticipated to include both cash and securities received or distributed in-kind. Retail investors may acquire Shares on NYSE Arca, Inc. through a broker-dealer. Shares of the Fund will trade at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

IndexIQ ETF Trust
Mailing Address
800 Westchester Avenue, Suite N-611
Rye Brook, New York 10573
1-888-934-0777
www.indexiq.com